Consolidated Balance Sheets (Unaudited) (Parenthetical) (USD $) In Millions, except Per Share data	Sep. 30, 2011	Dec. 31, 2010
Shareholders' equity:
Preferred stock, par value	$ 0.01	$ 0.01
Preferred stock, shares authorized	50	50
Preferred stock, shares outstanding
Common stock, par value	$ 0.01	$ 0.01
Common stock, shares authorized	250	250
Common stock, shares issued	52	51
Common stock, shares outstanding	52	51